UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

MARCH 31, 2010

Schedule of investments (unaudited)

March 31, 2010

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 89.9%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	195,230	$209,064
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	12,038,150	12,976,752
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	5,815,773	6,157,903
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	13,660,976	14,325,883
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	13,514,379	13,471,093
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	6,753,391	6,406,753
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	4,454,705	5,662,349	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,566,195	2,551,160
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	2,827,192	2,920,402
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	9,884,849	10,504,966	(b)
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	1,586,213	1,688,946
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	9,383,886	9,813,490
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	891,112	944,161
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	10,523,313	11,176,085
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,499,741	2,734,091
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	1,181,807	1,277,552
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,551,315	1,589,007
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	9,545,125	9,563,767
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	908,235	957,975
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	2,536,825	2,616,299
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $111,773,953)				117,547,698
ASSET-BACKED SECURITIES — 0.2%
FINANCIALS — 0.2%
Home Equity — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.404%	1/25/34	296,473	120,546	(c)
Finance America Net Interest Margin Trust,
2004-1 A	5.250%	6/27/34	73,417	35	(d)(e)(f)
GSAMP Trust, 2004-OPT M3	1.379%	11/25/34	126,800	11,412	(c)(e)
Renaissance Home Equity Loan Trust, 2003-4
M3	2.129%	3/25/34	340,515	135,425	(c)
SACO I Trust, 2005-2 A	0.429%	4/25/35	8,853	3,665	(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	0	(d)(f)
TOTAL ASSET-BACKED SECURITIES (Cost — $923,450)				271,083
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
Federal National Mortgage Association
(FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	3,101,176	353,404	(f)
Merit Securities Corp., 11PA B2	1.729%	9/28/32	178,891	148,123	(c)(d)
Structured Asset Securities Corp., 1998-2 M1	1.329%	2/25/28	45,716	43,261	(c)
Structured Asset Securities Corp., 1998-3 M1	1.229%	3/25/28	167,750	149,445	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $511,204)				694,233
CORPORATE BONDS & NOTES — 3.5%
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior
Notes	3.625%	4/15/15	190,000	191,989	(d)
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	550,000	558,038
TOTAL CONSUMER STAPLES				750,027
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	28,607
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	185,308
TOTAL ENERGY				213,915
FINANCIALS — 2.1%
Capital Markets — 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,050,000	2,730	(d)(f)(g)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks — 0.2%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	550,000		$1,430	(d)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	170,000		160,283	(c)(d)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	160,000		166,784	(d)
Total Commercial Banks					328,497
Consumer Finance — 1.0%
GMAC Inc., Senior Notes	7.500%	12/31/13	92,000		94,530
GMAC Inc., Subordinated Notes	8.000%	12/31/18	111,000		110,445
SLM Corp., Medium-Term Notes	5.375%	1/15/13	540,000		533,669
SLM Corp., Medium-Term Notes	5.375%	5/15/14	270,000		255,972
SLM Corp., Senior Notes	8.000%	3/25/20	320,000		312,127
Total Consumer Finance					1,306,743
Diversified Financial Services — 0.7%
Bank of America Corp., Senior Notes	4.500%	4/1/15	310,000		312,932
Citigroup Inc., Senior Notes	6.010%	1/15/15	430,000		452,212
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	100,000		110,125	(d)
Total Diversified Financial Services					875,269
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	280,000		282,705
TOTAL FINANCIALS					2,795,944
MATERIALS — 0.3%
Metals & Mining — 0.3%
Vale Overseas Ltd., Notes	8.250%	1/17/34	160,000		188,421
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000		154,000	(d)
TOTAL MATERIALS					342,421
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		95,524
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		99,087	(d)
TOTAL TELECOMMUNICATION SERVICES					194,611
UTILITIES — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	391,013		267,844	(h)
TOTAL CORPORATE BONDS & NOTES (Cost — $6,121,369)					4,564,762
MORTGAGE-BACKED SECURITIES — 1.4%
FHLMC — 1.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	62,125		65,846
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	1,157,046		1,326,848
Total FHLMC					1,392,694
FNMA — 0.3%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	34,743		37,467
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	285,509		322,083
Total FNMA					359,550
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,648,042)					1,752,244
NON-U.S. TREASURY INFLATION PROTECTED SECURITY — 2.9%
Australia — 2.9%
Australia Government, Bonds (Cost - $3,555,910)	4.000%	8/20/20	2,650,000	AUD	3,823,758
SOVEREIGN BONDS — 0.7%
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	306,000		338,130
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	515,200		595,107	(d)
TOTAL SOVEREIGN BONDS (Cost — $922,382)					933,237

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Ford Motor Co., Series F	7.550%		300	$6,888
FINANCIALS — 0.2%
Thrifts & Mortgage Finance — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		109,225	138,716	*(c)
Federal National Mortgage Association (FNMA)	8.250%		98,300	124,841	*(c)
TOTAL FINANCIALS				263,557
TOTAL PREFERRED STOCKS (Cost — $5,230,979)				270,445
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $130,687,289)				129,857,460

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $860,000; (Fully collateralized by U.S. government agency obligation, 0.000% due 4/13/10; Market value - $880,000) (Cost - $860,000)	0.010%	4/1/10	860,000	860,000
TOTAL INVESTMENTS — 100.0% (Cost — $131,547,289#)				$130,717,460
†				Face amount denominated in U.S. dollars, unless otherwise noted.
*				Non-income producing security.
(a)				All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)				All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)				Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)				Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)				Illiquid security.
(g)				The coupon payment on these securities is currently in default as of March 31, 2010.
(h)				Payment-in-kind security for which part of the income earned may be paid as additional principal.
#				Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	- Australian Dollar
IO	- Interest Only
STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$117,547,698	—	$117,547,698
Asset-backed securities	—	259,636	$11,447	271,083
Collateralized mortgage obligations	—	694,233	—	694,233
Corporate bonds & notes	—	4,564,762	—	4,564,762
Mortgage-backed securities	—	1,752,244	—	1,752,244
Non-U.S. treasury inflation protected security	—	3,823,758	—	3,823,758
Sovereign bonds	—	933,237	—	933,237
Preferred stocks	$270,445	—	—	270,445
Total long-term investments	270,445	129,575,568	11,447	129,857,460
Short-term investment†	—	860,000	—	860,000
Total investments	$270,445	$130,435,568	$11,447	$130,717,460
Other financial instruments:
Futures contracts	(17,427)	—	—	(17,427)
Forward foreign currency contracts	—	(105,245)	—	(105,245)
Reverse repurchase agreements	—	(6,556,536)	—	(6,556,536)
Total other financial instruments	$(17,427)	$(6,661,781)	—	$(6,679,208)
Total	$253,018	$123,773,787	$11,447	$124,038,252

Notes to Schedule of Investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES
Balance as of December 31, 2009	$35
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in to Level 3	11,412
Transfers out of Level 3	—
Balance as of March 31, 2010	$11,447
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(1)	$0

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or

Notes to Schedule of Investments (unaudited) (continued)

other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.  The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest

Notes to Schedule of Investments (unaudited) (continued)

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,945,775
Gross unrealized depreciation	(6,775,604)
Net unrealized depreciation	$(829,829)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
Euro Bundes Obligationer	17	6/10	$2,688,170	$2,693,654	$5,484
U.S. Treasury 10-Year Notes	40	6/10	4,667,943	4,650,000	(17,943)
					(12,459)
Contracts to Sell:
U.S. Treasury 2-Year Notes	72	6/10	$15,615,657	$15,620,625	(4,968)
Net Unrealized Loss on Open Futures Contracts					$(17,427)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	18	$16,676
Options closed	—	—
Opitons exercised	—	—
Options expired	(18)	(16,676)
Written options, outstanding March 31, 2010	—	—

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance *	Interest Rate*	Outstanding*
$5,028,348	0.231%	$6,556,536

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.210% to 0.240% during the period ended March 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $193.

At March 31, 2010, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$3,500,161	Reverse Repurchase Agreement with Deutsche Bank, dated 3/26/10 bearing 0.240% to be repuchased at $3,500,487 on 4/9/10, collateralized by: $2,863,000 United States Treasury Inflation Indexed Note, 2.000% due 1/15/14; Market value $3,054,629	$3,500,161

3,056,375	Reverse Repurchase Agreement with Deutsche Bank, dated 3/29/10 bearing 0.210% to be repuchased at $3,056,571 on 4/9/10, collateralized by: $2,500,000 United States Treasury Inflation Indexed Note, 2.000% due 1/15/14; Market value $2,667,332	3,056,375

	Total Reverse Repurchase Agreements
	(Proceeds - $6,556,536)	$6,556,536

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	820,000	$1,244,973	5/18/10	$14,342
Canadian Dollar	1,316,414	1,296,550	5/18/10	3,662
Euro	247,167	334,516	5/18/10	(5,946)
				12,058
Contracts to Sell:
Australian Dollar	4,101,370	3,746,064	5/18/10	(166,018)
British Pound	822,812	1,249,243	5/18/10	757
Euro	120,000	162,408	5/18/10	3,751
Euro	920,390	1,245,654	5/18/10	4,346
Euro	227,191	307,480	5/18/10	3,527
Japanese Yen	114,251,760	1,223,666	5/18/10	36,334
				(117,303)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(105,245)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$5,484	$(22,911)	—	—	$(17,427)
Foreign Exchange Contracts	—	—	$66,719	$(171,964)	(105,245)
Other Contracts	—	—	—	—	—
Total	$5,484	$(22,911)	$66,719	$(171,964)	$(122,672)

During the period ended March 31, 2010, the Fund had average market values of $4,112,562, $3,905,156, $1,093,462 and $5,603,090 in futures contracts (to buy), futures contracts (to sell), forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively. At March 31, 2010, the Fund did not hold any written options or purchased options, but had average market values of $5,203 and $352, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	May 26, 2010